                                                                   Exhibit 10.17

                    FIRST LETTER AMENDMENT AND LIMITED WAIVER

                                           Dated as of October 28, 2003

CITICORP NORTH AMERICA, INC.,
as Administrative Agent
2 Penns Way
Suite 200
New Castle, Delaware 19720

            RE:   MAGUIRE PROPERTIES, L.P. CREDIT FACILITY

Ladies and Gentlemen:

            Reference is made to the Credit Agreement dated as of June 27, 2003 by and among Maguire Properties, L.P. (the "BORROWER"); Maguire Properties, Inc. and the subsidiaries of the Borrower listed therein as subsidiary guarantors, or added thereto pursuant to execution of a Guaranty Supplement, as guarantors; Citicorp North America, Inc. ("CNAI"), as administrative agent (the "ADMINISTRATIVE AGENT"); the financial institutions identified therein as lender parties (the "LENDER PARTIES"); CNAI, as collateral agent for the Lender Parties; Wachovia Securities, Inc. ("WSI"), as syndication agent; Bank One, NA, Commerzbank AG and Fleet National Bank, as co-documentation agents; and Bank of the West, as senior managing agent, with Citigroup Global Markets Inc. and WSI, as joint lead arrangers and joint book running managers (collectively, the "CREDIT AGREEMENT"). Capitalized terms not otherwise defined herein shall have their respective meanings set forth in the Credit Agreement.

            It is hereby agreed by you and us as follows:

            I. Amendment. The Credit Agreement is, effective as of the date of this First Letter Amendment and Limited Waiver (this "FIRST LETTER AMENDMENT"), hereby amended as follows:

      A. Certain Defined Terms. Section 1.01 of the Credit Agreement is hereby amended as follows:

            1. The definition of "APPLICABLE MARGIN" is amended by replacing the second chart contained therein with the following chart:

                                                                APPLICABLE           APPLICABLE MARGIN
PRICING                                                       MARGIN FOR BASE       FOR EURODOLLAR RATE
LEVEL       LEVERAGE RATIO                                     RATE ADVANCES             ADVANCES
-----       --------------                                     -------------             --------
III         greater than 60%                                       1.60%                   2.125%
IV          greater than 55% but less than or equal to 60%         1.00%                   2.00%
V           greater than 45% but less than or equal to 55%         0.75%                   1.75%
VI          greater than 35% but less than or equal to 45%         0.50%                   1.50%
VII         less than or equal to 35%                              0.375%                  1.375%

            2. The definition of "ASSET VALUE" is amended by inserting, prior to the period at the end thereof, the words ",provided further that in the case of California Plaza

                  1 for any period ending prior to April 1, 2005, for purposes of calculating the Leverage Ratio only, 'ASSET VALUE' shall mean the lesser of (x) the purchase price of such Real Property and (y) the fair market value of California Plaza 1, determined by the Administrative Agent based on an Appraisal of California Plaza 1, after discretionary adjustments of the value shown in such Appraisal (in amounts determined in the reasonable discretion of the Administrative Agent) following a review by the Administrative Agent's appraisal review department".

            3. The following new definition is inserted therein in its proper alphabetical order:

                        "'CALIFORNIA PLAZA I' means the Real Property located at 300 South Grand Avenue, Los Angeles, California 90071."

B. Amendments of Constitutive Documents. Section 5.02(h) of the Credit Agreement is hereby amended in its entirety to read as follows:

                        "(h) Amendments of Constitutive Documents. Amend, or permit any of its Subsidiaries to amend, its limited partnership agreement, certificate of incorporation or bylaws or other constitutive documents without the consent of the Administrative Agent, provided, that the Administrative Agent shall be required to consent to any such amendment if in the reasonable judgment of the Administrative Agent such amendment is not materially adverse to the Administrative Agent or any Lender Party."

C. Excluded Subsidiaries. Section 5.02(o) of the Credit Agreement is hereby amended by inserting the following proviso at the end thereof:

                        ";provided, however, that nothing in this Section
                  5.02(o) shall be deemed to prohibit any Excluded Subsidiary that is subject to an Excluded Subsidiary Agreement in effect on the later of the Effective Date or on the date such Excluded Subsidiary became a Subsidiary of a Loan Party from entering into an agreement prohibiting or conditioning (A) the guaranty by such Excluded Subsidiary of the Obligations of the Loan Parties under the Loan Documents or (B) the creation or assumption of any Lien upon any of such Excluded Subsidiary's property or assets, in each case if such agreement is entered into in connection with the incurrence of Debt permitted under
                  Section 5.02(b) hereof."

D. Borrowing Base Certificate. Section 5.03(d) of the Credit Agreement is hereby amended by replacing the words "10 days" in the first line thereof with the words "20 days".

E. Maximum Total Leverage Ratio. Section 5.04(a)(i) of the Credit Agreement is hereby amended by replacing the percentage "60%" in the second line thereof with the percentage "65%".

F. Schedule 4.01(x). Schedule 4.01(x) to the Credit Agreement is, effective as of October 14, 2003, amended in its entirety and replaced with Schedule 4.01(x) attached hereto.

            II. Limited Waiver. On August 29, 2003 the Borrower acquired (the "GLENDALE ACQUISITON") the equity and economic interests it did not previously own in Maguire Partners - Glendale, LLC ("GLENDALE"), the indirect parent, through Maguire Partners - Glendale Center, LLC ("GLENDALE CENTER"), of Maguire Partners - 611 N. Brand, LLC ("611 N. BRAND"). Pursuant to the requirements of

Section 5.01(j)(vi) of the Credit Agreement, Glendale executed and delivered to the Administrative Agent a Guaranty Supplement on September 8, 2003. 611 N. Brand is an Excluded Subsidiary as it is subject to a limited liability company agreement that prohibits or conditions the guaranty by 611 N. Brand of the Obligations of the Loan Parties under the Loan Documents. In connection with the Glendale Acquisition, the Borrower repaid certain Debt of 611 N. Brand ("611 DEBT") outstanding on the date of the Glendale Acquisition. On October 14, 2003,
(A) Glendale intends to change its legal name to Maguire Properties - Glendale, LLC, (B) Glendale Center intends to change its legal name to Maguire Properties
- Glendale Center, LLC, and (C) 611 N. Brand intends to (1) change its legal name to Maguire Properties - 611 N. Brand, LLC and (2) enter into a new Debt instrument ("NEW 611 DEBT") the terms of which are no less favorable in any material respect to the Loan Parties or the Lender Parties than the terms of the 611 Debt, but in a principal amount of up to $80,000,000. The New 611 Debt will prohibit or condition the guaranty by 611 N. Brand of the Obligations of the Loan Parties under the Loan Documents.

            The Borrower hereby requests that the Administrative Agent and the Lender Parties waive any Default or Event of Default that may have occurred on October 14, 2003 or be continuing under (A) Section 5.01(e) of the Credit Agreement by reason of the change in the legal name of Glendale to Maguire Properties - Glendale, LLC, of Glendale Center to Maguire Properties - Glendale Center, LLC, and of 611 N. Brand to Maguire Properties - 611 N. Brand, LLC, or
(B) Section 5.02(o) of the Credit Agreement by reason of the existence of the New 611 Debt.

            In consideration of the mutual undertakings herein expressed, each of the Administrative Agent and the Lender Parties hereby waives any Default or Event of Default that may have occurred on October 14, 2003 or be continuing under (A) Section 5.01(e) of the Credit Agreement by reason of the change in the legal name of Glendale to Maguire Properties - Glendale, LLC, of Glendale Center to Maguire Properties - Glendale Center, LLC, and of 611 N. Brand to Maguire Properties - 611 N. Brand, LLC, or (B) Section 5.02(o) of the Credit Agreement by reason of the existence of the New 611 Debt. The waivers set forth herein shall be limited precisely as written, and nothing in this First Amendment shall be deemed to (Y) constitute a waiver of (i) any other Default or Event of Default or (ii) any other term, provision or condition of the Credit Agreement, any of the other Loan Documents or any other instrument or agreement referred to therein, or (Z) prejudice any right or remedy that the Administrative Agent or any Lender Party may now have or may have in the future under or in connection with the Credit Agreement, the other Loan Documents or any other instrument or agreement referred to in any of them or in equity or at law.

            This First Letter Amendment shall become effective as of the date first above written when, and only when, (i) the Administrative Agent shall have received counterparts of this First Letter Amendment executed by the Borrower, the Administrative Agent and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this First Letter Amendment; the consent attached hereto executed by each Guarantor and a Guaranty Supplement dated October 14, 2003 duly executed by Maguire Properties - Glendale, LLC, and (ii) the Borrower shall have paid to the Administrative Agent, for distribution to the Lenders in accordance with their respective Pro Rata Shares, by wire transfer of immediately available funds, an amendment fee equal to the product of (a) the Revolving Credit Commitments of all Lenders, multiplied by (b) 0.10%. This First Letter Amendment is subject to the provisions of Section 9.01 of the Credit Agreement. The Borrower represents that the factual matters described herein are true and correct as of the date hereof.

            The Borrower agrees to pay on demand all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this First Letter Amendment and any instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section
9.04 of the Credit Agreement.

            On and after the effectiveness of this First Letter Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this First Letter Amendment.

            The Credit Agreement (as specifically amended by this First Letter Amendment), the Notes and each of the other Loan Documents, except to the extent of the limited waiver specifically provided above, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this First Letter Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under the Credit Agreement or any of the Loan Documents, nor constitute a waiver of any provision of the Credit Agreement or any of the Loan Documents.

            If you agree to the terms and provisions hereof, please evidence such agreement by executing and returning a counterpart of this First Letter Amendment to Erin Z. Hussein of Shearman & Sterling LLP by facsimile (646-848-8615), with twelve duplicate originals by overnight courier.

            This First Letter Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this First Letter Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this First Letter Amendment.

            This First Letter Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.


                             Very truly yours,

                             MAGUIRE PROPERTIES, L.P.
                             BY MAGUIRE PROPERTIES, INC., ITS GENERAL PARTNER


                             By       /s/ Dallas E. Lucas
                               -------------------------------------------------
                               Name:  Dallas E. Lucas
                               Title: Executive V.P. and Chief Financial Officer



                       (SIGNATURES CONTINUED ON NEXT PAGE)

Agreed as of the date first above written:

CITICORP NORTH AMERICA, INC.,
as Administrative Agent and as a Lender

By  /s/ Michael Chiopak
    -------------------------
    Name: Michael Chiopak
    Title: Vice President

WACHOVIA BANK, NA,
as a Lender

By
    -------------------------
    Name:
    Title:

FLEET NATIONAL BANK,
as a Lender

By
    -------------------------
    Name:
    Title:

BANK ONE, NA,
as a Lender

By
    -------------------------
    Name:
    Title:

CREDIT SUISSE FIRST BOSTON
CAYMAN ISLANDS BRANCH,
as a Lender

By
    -------------------------
    Name:
    Title:



                       (SIGNATURES CONTINUED ON NEXT PAGE)

Agreed as of the date first above written:

CITICORP NORTH AMERICA, INC.,
as Administrative Agent and as a Lender

By
    -------------------------
    Name:
    Title:

WACHOVIA BANK, NA,
as a Lender

By   /s/ Rex E. Rudy
    -------------------------
    Name: Rex E. Rudy
    Title: Director

FLEET NATIONAL BANK,
as a Lender

By
    -------------------------
    Name:
    Title:

BANK ONE, NA,
as a Lender

By
    -------------------------
    Name:
    Title:

CREDIT SUISSE FIRST BOSTON
CAYMAN ISLANDS BRANCH,
as a Lender

By
    -------------------------
    Name:
    Title:



                       (SIGNATURES CONTINUED ON NEXT PAGE)

Agreed as of the date first above written:

CITICORP NORTH AMERICA, INC.,
as Administrative Agent and as a Lender

By
    -------------------------
    Name:
    Title:

WACHOVIA BANK, NA,
as a Lender

By
    -------------------------
    Name:
    Title:

FLEET NATIONAL BANK,
as a Lender

By   /s/ Bill Lamb
    -------------------------
    Name: Bill Lamb
    Title: Vice President

BANK ONE, NA,
as a Lender

By
    -------------------------
    Name:
    Title:

CREDIT SUISSE FIRST BOSTON
CAYMAN ISLANDS BRANCH,
as a Lender

By
    -------------------------
    Name:
    Title:



                       (SIGNATURES CONTINUED ON NEXT PAGE)

Agreed as of the date first above written:

CITICORP NORTH AMERICA, INC.,
as Administrative Agent and as a Lender

By
    -------------------------
    Name:
    Title:

WACHOVIA BANK, NA,
as a Lender

By
    -------------------------
    Name:
    Title:

FLEET NATIONAL BANK,
as a Lender

By
    -------------------------
    Name:
    Title:

BANK ONE,NA,
as a Lender

By   /s/ Robert Rulla
    -------------------------
    Name: Robert Rulla
    Title: Associate Director

CREDIT SUISSE FIRST BOSTON
CAYMAN ISLANDS BRANCH,
as a Lender

By
    -------------------------
    Name:
    Title:



                       (SIGNATURES CONTINUED ON NEXT PAGE)

Agreed as of the date first above written:

CITICORP NORTH AMERICA, INC.,
as Administrative Agent and as a Lender

By
    -------------------------
    Name:
    Title:

WACHOVIA BANK, NA,
as a Lender

By
    -------------------------
    Name:
    Title:

FLEET NATIONAL BANK,
as a Lender

By
    -------------------------
    Name:
    Title:

BANK ONE, NA,
as a Lender

By
    -------------------------
    Name:
    Title:

CREDIT SUISSE FIRST BOSTON
CAYMAN ISLANDS BRANCH,
as a Lender

By  /s/ Karl M Studer
    -------------------------
    Name:  Karl M Studer
    Title: Director


 By  /s/ Barbara Wong
     --------------------
     Name:  Barbara Wong
     Title: Associate



                       (SIGNATURES CONTINUED ON NEXT PAGE)

COMMERZBANK AG,
NEW YORK AND GRAND CAYMAN BRANCHES,
as a Lender

By
    -------------------------
    Name:
    Title:

BANK OF AMERICA, N.A.,
as a Lender

By   /s/ Frank H. Stumpf
    -------------------------
    Name: Frank H. Stumpf
    Title: Principal

UBS AG, CAYMAN ISLANDS BRANCH,
as a Lender

By
    -------------------------
    Name:
    Title:

BANK OF THE WEST,
as a Lender

By
    -------------------------
    Name:
    Title:

By
    -------------------------
    Name:
    Title:

COMMERZBANK AG,
NEW YORK AND GRAND CAYMAN BRANCHES,
as a Lender

By
    -------------------------
    Name:
    Title:

BANK OF AMERICA, N.A.,
as a Lender

By
    -------------------------
    Name:
    Title:

UBS AG, CAYMAN ISLANDS BRANCH,
as a Lender


By        /s/ Wilfred V. Saint    By         /s/ Patricia O'Kicki
    --------------------------        ---------------------------
    Name:  Wilfred V. Saint           Name:  Patricia O'Kicki
    Title: Associate Director         Title: Director
           Banking Products
           Services US

BANK OF THE WEST,
as a Lender

By
    -------------------------
    Name:
    Title:

By
    -------------------------
    Name:
    Title:

COMMERZBANK AG,
NEW YORK AND GRAND CAYMAN BRANCHES,
as a Lender

By
    -------------------------
    Name:
    Title:

BANK OF AMERICA, N.A.,
as a Lender

By
    -------------------------
    Name:
    Title:

UBS AG, CAYMAN ISLANDS BRANCH,
as a Lender

By
    -------------------------
    Name:
    Title:

BANK OF THE WEST
as a Lender

By       /s/ Lynn Foster
    -------------------------
    Name: Lynn Foster
    Title: Sr. Vice President

By
    -------------------------
    Name:
    Title:

                                SCHEDULE 4.01(X)

            EXCLUDED SUBSIDIARIES AND EXCLUDED SUBSIDIARY AGREEMENTS

             EXCLUDED SUBSIDIARY(1)                                 EXCLUDED SUBSIDIARY AGREEMENTS
             ----------------------                                 ------------------------------
New BHE, LLC                                          Second Amended and Restated Limited Liability Company
                                                      Agreement
Bunker Hill Junior Mezzanine, LLC                     Amended and Restated Limited Liability Company Agreement
Bunker Hill Senior Mezzanine, LLC                     Limited Liability Company Agreement
Library Square Associates, LLC                        Second Amended and Restated Limited Liability Company
                                                      Agreement; Deed of Trust, Assignment of Leases and Rents,
                                                      Security Agreement and Fixture Filing
Maguire Properties-555 W. Fifth Mezzanine, LLC        Limited Liability Company Agreement; Mezzanine Loan Agreement
Maguire Properties-555 W. Fifth, LLC                  Limited Liability Company Agreement; Loan Agreement
Maguire Properties-808 S. Olive Mezzanine, LLC        Limited Liability Company Agreement; Mezzanine Loan Agreement
Maguire Properties-808 S. Olive, LLC                  Limited Liability Company Agreement; Loan Agreement
North Tower Manager, LLC                              Amended and Restated Operating Agreement
North Tower Member, LLC                               Amended and Restated Operating Agreement
North Tower, LLC                                      Second Amended and Restated Limited Liability Company
                                                      Agreement; Deed of Trust, Assignment of Leases and Rents,
                                                      Security Agreement and Fixture Filing
MP-355 S. Grand Mezzanine, LLC                        Limited Liability Company Agreement; Senior Loan Agreement
Maguire Partners-355 S. Grand, LLC                    Limited Liability Company Agreement; Senior Loan Agreement
Maguire Properties-Glendale Center, LLC               Amended and Restated Operating Agreement
Maguire Properties-611 N. Brand, LLC                  Amended and Restated Limited Liability Company Agreement;
                                                      Deed of Trust, Security Agreement and Fixture Filing; Loan Agreement and
                                                      certain ancillary documents entered into in connection therewith

----------

(1) The list of Excluded Subsidiaries does not include Ampco-M, Inc., a California corporation in which the Operating Partnership owns a 1% interest. This entity is not controlled by the Operating Partnership and cannot be a Guarantor.

                                     CONSENT

Dated as of October 28, 2003

            Each of the undersigned, as Guarantor under the Guaranty set forth in Article VII of the Credit Agreement dated as of June 27, 2003, in favor of the Administrative Agent, for its benefit and the benefit of the Lender Parties party to the Credit Agreement referred to in the foregoing First Letter Amendment and Limited Waiver, hereby consents to such First Letter Amendment and Limited Waiver and hereby confirms and agrees that notwithstanding the effectiveness of such First Letter Amendment and Limited Waiver, the Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such First Letter Amendment and Limited Waiver, each reference in the Guaranty to the "Credit Agreement", "thereunder", "thereof" or words of like import shall mean and be a reference to the Credit Agreement, as amended and modified by such First Letter Amendment and Limited Waiver.

                                       MAGUIRE PROPERTIES, INC.

                            By         /s/ Dallas E. Lucas
                               -------------------------------------------------
                               Name: Dallas E. Lucas
                               Title: Executive V.P. and Chief Financial Officer

                            MAGUIRE PROPERTIES SERVICES, INC.

                            By        /s/ Dallas E. Lucas
                               -------------------------------------------------
                               Name: Dallas E. Lucas
                               Title: Executive V.P. and Chief Financial Officer

                            MAGUIRE PROPERTIES-SOLANA SERVICES, L.P.
                            BY MP-SOLANA SERVICES GP, LLC, ITS GENERAL PARTNER BY MAGUIRE PROPERTIES SERVICES, INC., ITS MEMBER

                            By        /s/ Dallas E. Lucas
                               -------------------------------------------------
                               Name: Dallas E. Lucas
                               Title: Executive V.P. and Chief Financial Officer

                            MP-SOLANA SERVICES GP, LLC
                            BY MAGUIRE PROPERTIES SERVICES, INC., ITS MEMBER

                            By        /s/ Dallas E. Lucas
                               -------------------------------------------------
                               Name: Dallas E. Lucas
                               Title: Executive V.P. and Chief Financial Officer



                       (SIGNATURES CONTINUED ON NEXT PAGE)

                            MP-SOLANA SERVICES LP, LLC
                            BY MAGUIRE PROPERTIES SERVICES, INC., ITS MEMBER

                            By        /s/ Dallas E. Lucas
                               -------------------------------------------------
                               Name: Dallas E. Lucas
                               Title: Executive V.P. and Chief Financial Officer


                            MAGUIRE/CERRITOS I, LLC
                            BY MAGUIRE PROPERTIES, L.P., ITS MEMBER
                            BY MAGUIRE PROPERTIES, INC., ITS GENERAL PARTNER

                            By        /s/ Dallas E. Lucas
                               -------------------------------------------------
                               Name: Dallas E. Lucas
                               Title: Executive V.P. and Chief Financial Officer


                            MAGUIRE PARTNERS-GLENDALE II, LLC
                            BY MAGUIRE PROPERTIES, L.P., ITS MEMBER
                            BY MAGUIRE PROPERTIES, INC., ITS GENERAL PARTNER

                            By        /s/ Dallas E. Lucas
                               -------------------------------------------------
                               Name: Dallas E. Lucas
                               Title: Executive V.P. and Chief Financial Officer


                            MAGUIRE PARTNERS-PLAZA LAS FUENTES,
                            LLC
                            BY MAGUIRE PROPERTIES, L.P., ITS MEMBER
                            BY MAGUIRE PROPERTIES, INC., ITS GENERAL PARTNER

                            By        /s/ Dallas E. Lucas
                               -------------------------------------------------
                               Name: Dallas E. Lucas
                               Title: Executive V.P. and Chief Financial Officer


                            MAGUIRE PROPERTIES-GLENDALE, LLC
                            BY MAGUIRE PROPERTIES, L.P., ITS MEMBER
                            BY MAGUIRE PROPERTIES, INC., ITS GENERAL PARTNER

                            By        /s/ Dallas E. Lucas
                               -------------------------------------------------
                               Name: Dallas E. Lucas
                               Title: Executive V.P. and Chief Financial Officer